UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
March 2, 2011
THE JONES GROUP INC.
(Exact Name of registrant as specified in its charter)

Pennsylvania	1-10746	06-0935166

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1411 Broadway
New York, New York 10018
(Address of principal executive offices)
(212) 642-3860
(Registrant’s telephone number, including area code)
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 — Other Events.
On March 2, 2011, The Jones Group Inc. issued a press release announcing its intent to commence an offering of $300 million in aggregate principal amount of Senior Notes due 2019. A copy of the press release is attached hereto as Exhibit 99.1.
Item 9.01 — Financial Statements and Exhibits.

Exhibit No.	Description
23.1	Consent of J.H. Cohn LLP.

99.1	Press Release dated March 2, 2011.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE JONES GROUP INC. (Registrant)
By:	/s/ John T. McClain
John T. McClain
Chief Financial Officer

Date: March 2, 2011

Exhibit Index

Exhibit No.	Description
23.1	Consent of J.H. Cohn LLP.

99.1	Press Release dated March 2, 2011.